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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 17, 2000


                           EINSTEIN/NOAH BAGEL CORP.
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            (Exact name of registrant as specified in its charter)


Delaware                           0-21097                           84-1294908
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(State or other                  (Commission                      (IRS Employer
jurisdiction of                   File No.)                 Identification No.)
incorporation)


                  1687 Cole Boulevard, Golden, Colorado 80401
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                    (Address of principal executive offices)


                                (303) 568-8000
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Item 5.  Other Events

     On October 17, 2000, the Company announced that Paula E. Manley had resigned as Chief Financial Officer of the Company and that the Company had named Robert C. Ellis to serve as Chief Financial Officer on an interim basis. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated October 17, 2000.

Item 7.  Financial Statements and Exhibits

     Exhibit 99     Press release of the Company dated October 17, 2000.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 17, 2000


                                        EINSTEIN/NOAH BAGEL CORP.



                                        By: /s/ Paul A. Strasen
                                            -----------------------------------
                                            Paul A. Strasen
                                            Senior Vice President